MML SERIES INVESTMENT FUND
MML Equity Index Fund
(the “Fund”)
Supplement dated June 4, 2025 to the
Prospectus dated April 25, 2025 and the
Summary Prospectus dated April 25, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
Effective immediately, the following information replaces the information for Paul Whitehead found under the heading Portfolio Manager(s) in the section titled Management (page 15 of the Prospectus):
Peter Sietsema, CFA is a Director at BlackRock. He has managed the Fund since May 2025.
Effective immediately, the following information replaces the information for Paul Whitehead found under BlackRock Investment Management, LLC under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on pages 120 and 121 of the Prospectus:
Peter Sietsema, CFA____________________________________________________________________________________  is jointly and primarily responsible for the day-to-day management of the MML Equity Index Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund. Mr. Sietsema is a Director of BlackRock, Inc. and the U.S. Head of North American Portfolio Management for Index Equity Investments within BlackRock Global Markets & Index Investments. Mr. Sietsema’s service with the firm dates back to 2007, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI, he was a portfolio manager within the U.S. Index Portfolio Management group in San Francsico. Mr. Sietsema began his career as Senior Manager of Alternative Investments at State Street.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLPRO-25-01
EI-25-01